EXHIBIT 13
                                                                      ----------

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Annual Report on Form 20-F of Head N.V. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify that to the best of our knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   April 12, 2006                   By:
                                            -----------------------------------
                                                Johan Eliasch
                                                Chief Executive Officer,
                                                Chairman of the Management Board

Date:   April 12, 2006                   By:
                                            -----------------------------------
                                                Ralf Bernhart
                                                Chief Financial Officer,
                                                Member of the Management Board